Exhibit 10.27

FORM OF LOCK-UP AGREEMENT

Propell Corporation

336 Bon Air Center, No. 352

Greenbrae, CA 94904

RE:  Lock-Up

Dear Sirs:

As an inducement to the filing of a registration statement, pursuant to which an offering may be made that is intended to result in the establishment of a public market for Common Stock (the "Securities") of Propell Corporation (the "Company"), the undersigned hereby agrees that from the date hereof and until the one year anniversary of the date hereof, the undersigned will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Propell Corporation.

Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.  Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees in writing to be bound by the terms of this Agreement.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this

Agreement.

This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

Dated: April 1, 2008

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(And capacity of person signing if
signing as custodian)